UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 2005

                         WINTRUST FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          -----------------------------

               ILLINOIS                               0-21923                              36-3873352
   (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
           Incorporation)

         727 NORTH BANK LANE                                                                   60045
        LAKE FOREST, ILLINOIS                                                               (Zip Code)
   (Address of principal executive
              offices)

        Registrant's telephone number, including area code (847) 615-4096

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 26, 2005, the Board of Directors of Wintrust Financial Corporation (the "Company") approved an amendment (the "Amendment") to the Rights Agreement, dated as of July 28, 1998 (the "Rights Agreement"), between the Company and Illinois Stock Transfer Company, as rights agent, relating to the common stock of the Company (the "Common Stock"), and pursuant to which certain rights (the "Rights") were awarded to the holders of Common Stock, to change the Final Expiration Date (as defined in the Rights Agreement) from July 31, 2008 to June 30, 2005. As a result of this amendment, the preferred share purchase rights granted under the Rights Agreement will expire on June 30, 2005, and the Rights Agreement will terminate. A copy of the Amendment to Rights Agreement is attached as Exhibit 4.1 hereto and incorporated herein by reference.

ITEM 3.03.        MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

         The information included in Item 1.01 above is incorporated into this
Item 3.03 in its entirety.

ITEM 8.01.        OTHER EVENTS.

         On May 26, 2005, Wintrust Financial Corporation issued a press release announcing that its Board of Directors has approved an amendment to the Company's existing shareholder rights plan. As a result of this amendment, the preferred share purchase rights granted under the Rights Agreement will expire on June 30, 2005, and the Rights Agreement will terminate. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.        EXHIBITS.

         (c) Exhibits.

               EXHIBIT
                NUMBER                        DESCRIPTION
               -------     --------------------------------------------------
                  4.1      Amendment, dated as of May 26, 2005, to Rights
                           Agreement, dated as of July 28, 1998, between Wintrust Financial Corporation and Illinois Stock
                           Transfer Company, as rights agent.

                  99.1     Press Release dated May 26, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WINTRUST FINANCIAL CORPORATION
                                         (Registrant)


                                         By: /s/ David A. Dykstra
                                             -----------------------------------
                                             David A. Dykstra
                                             Senior Executive Vice President and
                                               Chief Operating Officer

Date:  May 26, 2005

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

  4.1 Amendment, dated as of May 26, 2005 to the Rights Agreement, dated as of July 28, 1998, between Wintrust Financial Corporation and Illinois Stock Transfer Company, as rights agent.

  99.1   Press Release, dated May 26, 2005.